EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

1.	Airport Hotels Houston LLC	Delaware
2.	Airport Hotels LLC	Delaware
3.	Ameliatel LP	Delaware
4.	Beachfront Properties, Inc.	Virgin Islands
5.	Benjamin Franklin Hotel, Inc.	Washington
6.	BRE/Swiss LP	Delaware
7.	Calgary Charlotte Holdings Company	Nova Scotia
8.	Calgary Charlotte Partnership	Alberta, CN
9.	CB Realty Sales, Inc.	Delaware
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH Host Capitol Hill LLC	Delaware
18.	CCHH Maui LLC	Delaware
19.	CCHH Reston LLC	Delaware
20.	CCHI Singer Island LLC	Delaware
21.	CCMH Atlanta Marquis LLC	Delaware
22.	CCMH Atlanta Suites LLC	Delaware
23.	CCMH Chicago CY LLC	Delaware
24.	CCMH Copley LLC	Delaware
25.	CCMH Coronado LLC	Delaware
26.	CCMH Costa Mesa Suites LLC	Delaware
27.	CCMH DC LLC	Delaware
28.	CCMH Denver SE LLC	Delaware
29.	CCMH Denver Tech LLC	Delaware
30.	CCMH Denver West LLC	Delaware
31.	CCMH Diversified LLC	Delaware
32.	CCMH Downers Grove Suites LLC	Delaware
33.	CCMH Dulles AP LLC	Delaware
34.	CCMH Fin Center LLC	Delaware
35.	CCMH Fisherman’s Wharf LLC	Delaware
36.	CCMH Gaithersburg LLC	Delaware
37.	CCMH Hanover LLC	Delaware
38.	CCMH Houston AP LLC	Delaware
39.	CCMH Houston Galleria LLC	Delaware
40.	CCMH IHP LLC	Delaware
41.	CCMH Kansas City AP LLC	Delaware
42.	CCMH Key Bridge LLC	Delaware
43.	CCMH Lenox LLC	Delaware
44.	CCMH Manhattan Beach LLC	Delaware
45.	CCMH Marina LLC	Delaware
46.	CCMH McDowell LLC	Delaware
47.	CCMH Memphis LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

48.	CCMH Metro Center LLC	Delaware
49.	CCMH Minneapolis LLC	Delaware
50.	CCMH Moscone LLC	Delaware
51.	CCMH Newark LLC	Delaware
52.	CCMH Nashua LLC	Delaware
53.	CCMH Newport Beach LLC	Delaware
54.	CCMH Newport Beach Suites LLC	Delaware
55.	CCMH O’Hare AP LLC	Delaware
56.	CCMH O’Hare Suites LLC	Delaware
57.	CCMH Orlando LLC	Delaware
58.	CCMH Palm Desert LLC	Delaware
59.	CCMH Park Ridge LLC	Delaware
60.	CCMH Pentagon RI LLC	Delaware
61.	CCMH Perimeter LLC	Delaware
62.	CCMH Philadelphia AP LLC	Delaware
63.	CCMH Philadelphia Mkt. LLC	Delaware
64.	CCMH Portland LLC	Delaware
65.	CCMH Potomac LLC	Delaware
66.	CCMH Properties II LLC	Delaware
67.	CCMH Quorum LLC	Delaware
68.	CCMH Riverwalk LLC	Delaware
69.	CCMH Rocky Hill LLC	Delaware
70.	CCMH San Diego LLC	Delaware
71.	CCMH San Fran AP LLC	Delaware
72.	CCMH Santa Clara LLC	Delaware
73.	CCMH Scottsdale Suites LLC	Delaware
74.	CCMH South Bend LLC	Delaware
75.	CCMH Tampa AP LLC	Delaware
76.	CCMH Tampa Waterside LLC	Delaware
77.	CCMH Times Square LLC	Delaware
78.	CCMH Westfields LLC	Delaware
79.	CCRC Amelia Island LLC	Delaware
80.	CCRC Buckhead/Naples LLC	Delaware
81.	CCRC Dearborn LLC	Delaware
82.	CCRC Marina LLC	Delaware
83.	CCRC Naples Golf LLC	Delaware
84.	CCRC Phoenix LLC	Delaware
85.	CCRC San Francisco LLC	Delaware
86.	CCRC Tysons LLC	Delaware
87.	CCSH Atlanta LLC	Delaware
88.	CCSH Boston LLC	Delaware
89.	CCSH Chicago LLC	Delaware
90.	Chesapeake Hotel Limited Partnership	Delaware
91.	Cincinnati Plaza LLC	Delaware
92.	City Center Hotel Limited Partnership	Minnesota
93.	CLDH Meadowvale, Inc.	Ontario
94.	CLMH Airport, Inc.	Ontario
95.	CLMH Calgary, Inc.	Ontario

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

96.	CLMH Eaton Centre, Inc.	Ontario
97.	DS Hotel LLC	Delaware
98.	Durbin LLC	Delaware
99.	East Side Hotel Associates, L.P.	Delaware
100.	Elcrisa S.A. de C.V.	Mexico
101.	Euro JV Manager B.V.	Netherlands
102.	Euro JV Manager LLC	Delaware
103.	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
104.	Fernwood Atlanta Corporation	Delaware
105.	GLIC, LLC	Hawaii
106.	Hanover Hotel Acquisition Corp.	Delaware
107.	Harbor-Cal S.D. Partnership	California
108.	HHR 42 Associates, L.P.	Delaware
109.	HHR 42 Associates GP LLC	Delaware
110.	HHR Assets LLC	Delaware
111.	HHR Auckland Limited	New Zealand
112.	HHR Capital Wellington NTL Limited	New Zealand
113.	HHR Christchurch IB Limited	New Zealand
114.	HHR Christchurch NTL Limited	New Zealand
115.	HHR Euro II C.V.	Netherlands
116.	HHR Euro II Coöperatief U.A.	Netherlands
117.	HHR Euro II GP B.V.	Netherlands
118.	HHR Euro II LP B.V.	Netherlands
119.	HHR Fourth Avenue GP LLC	Delaware
120.	HHR Fourth Avenue Limited Partnership	Delaware
121.	HHR France B.V.	Netherlands
122.	HHR Harbor Beach LLC	Delaware
123.	HHR Holdings Coöperatief U.A.	Netherlands
124.	HHR Investment II Coöperatief U.A.	Netherlands
125.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
126.	HHR Lauderdale Beach Limited Partnership	Delaware
127.	HHR Member II LLC	Delaware
128.	HHR Member III B.V.	Netherlands
129.	HHR New Zealand Holdings Limited	New Zealand
130.	HHR Naples LLC	Delaware
131.	HHR Newport Beach LLC	Delaware
132.	HHR Piccadilly Limited	United Kingdom
133.	HHR Queenstown Limited	New Zealand
134.	HHR Rio Holdings LLC	Delaware
135.	HHR Singer Island GP LLC	Delaware
136.	HHR Singer Island Limited Partnership	Delaware
137.	HHR UK II B.V.	Netherlands
138.	HHR Union Square Limited Partnership	Delaware
139.	HHR Union Square Ventures LLC	Delaware
140.	HHR Wellington IB Limited	New Zealand
141.	HHR WRN GP LLC	Delaware
142.	HHR WRN Limited Partnership	Delaware
143.	HMA Realty Limited Partnership	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

144.	HMA-GP LLC	Delaware
145.	HMC Airport, Inc.	Delaware
146.	HMC Amelia II LLC	Delaware
147.	HMC AP Canada Company	Nova Scotia
148.	HMC AP GP LLC	Delaware
149.	HMC AP LP	Delaware
150.	HMC Atlanta LLC	Delaware
151.	HMC BN Corporation	Delaware
152.	HMC Burlingame Hotel LP	California
153.	HMC Burlingame II LLC	Delaware
154.	HMC Burlingame LLC	Delaware
155.	HMC Cambridge LP	Delaware
156.	HMC Capital Resources LP	Delaware
157.	HMC Charlotte (Calgary) Company	Nova Scotia
158.	HMC Charlotte GP LLC	Delaware
159.	HMC Charlotte LP	Delaware
160.	HMC Chicago Lakefront LLC	Delaware
161.	HMC Chicago LLC	Delaware
162.	HMC Copley LP	Delaware
163.	HMC Desert LLC	Delaware
164.	HMC Diversified American Hotels, L.P.	Delaware
165.	HMC Diversified LLC	Delaware
166.	HMC DSM LLC	Delaware
167.	HMC East Side LLC	Delaware
168.	HMC Gateway, Inc.	Delaware
169.	HMC Gateway LP	Delaware
170.	HMC Georgia LLC	Delaware
171.	HMC Grace (Calgary) Company	Nova Scotia
172.	HMC Grand LP	Delaware
173.	HMC Hartford LLC	Delaware
174.	HMC Headhouse Funding LLC	Delaware
175.	HMC Host Atlanta, Inc.	Delaware
176.	HMC Host Restaurants LLC	Delaware
177.	HMC Hotel Development LP	Delaware
178.	HMC Hotel Properties II Limited Partnership	Delaware
179.	HMC Hotel Properties Limited Partnership	Delaware
180.	HMC HT LP	Delaware
181.	HMC JWDC GP LLC	Delaware
182.	HMC Kea Lani LP	Delaware
183.	HMC Lenox LP	Delaware
184.	HMC Manhattan Beach LLC	Delaware
185.	HMC Market Street LLC	Delaware
186.	HMC Maui LP	Delaware
187.	HMC McDowell LP	Delaware
188.	HMC MDAH One Corporation	Delaware
189.	HMC MHP II, Inc.	Delaware
190.	HMC Mexpark LLC	Delaware
191.	HMC MHP II LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

192.	HMC Naples Golf, Inc.	Delaware
193.	HMC NGL LLC	Delaware
194.	HMC O’Hare Suites Ground LP	Delaware
195.	HMC OLS I LLC	Delaware
196.	HMC OLS I L.P.	Delaware
197.	HMC OLS II L.P.	Delaware
198.	HMC OP BN LP	Delaware
199.	HMC Palm Desert LLC	Delaware
200.	HMC Partnership Properties LLC	Delaware
201.	HMC PLP LLC	Delaware
202.	HMC Polanco LLC	Delaware
203.	HMC Potomac LLC	Delaware
204.	HMC Properties I LLC	Delaware
205.	HMC Property Leasing LLC	Delaware
206.	HMC Reston LP	Delaware
207.	HMC Retirement Properties, L.P.	Delaware
208.	HMC SBM Two LLC	Delaware
209.	HMC Seattle LLC	Delaware
210.	HMC SFO LP	Delaware
211.	HMC Suites Limited Partnership	Delaware
212.	HMC Suites LLC	Delaware
213.	HMC Times Square Hotel, L.P.	New York
214.	HMC Times Square Partner LLC	Delaware
215.	HMC Toronto Air Company	Nova Scotia
216.	HMC Toronto Airport GP LLC	Delaware
217.	HMC Toronto Airport LP	Delaware
218.	HMC Toronto EC Company	Nova Scotia
219.	HMC Toronto EC GP LLC	Delaware
220.	HMC Toronto EC LP	Delaware
221.	HMC/Interstate Manhattan Beach, L.P.	Delaware
222.	HMC/RGI Hartford, L.P.	Delaware
223.	HMH General Partner Holdings LLC	Delaware
224.	HMH HPT CBM LLC	Delaware
225.	HMH HPT RIBM LLC	Delaware
226.	HMH Marina LLC	Delaware
227.	HMH Pentagon LP	Delaware
228.	HMH Restaurants LP	Delaware
229.	HMH Rivers, L.P.	Delaware
230.	HMH Rivers LLC	Delaware
231.	HMH WTC LLC	Delaware
232.	HMT Lessee Sub (Atlanta) LLC	Delaware
233.	HMT Lessee Sub (Palm Desert) LLC	Delaware
234.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
235.	HMT Lessee Sub I LLC	Delaware
236.	HMT Lessee Sub II LLC	Delaware
237.	HMT Lessee Sub III LLC	Delaware
238.	HMT Lessee Sub IV LLC	Delaware
239.	HMT SPE (Atlanta) Corporation	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

240.	HMT SPE (Palm Desert) Corporation	Delaware
241.	Hopewell Associates, L.P.	Georgia
242.	Host Atlanta II LP	Delaware
243.	Host Atlanta Perimeter Ground GP LLC	Delaware
244.	Host Atlanta Perimeter Ground LP	Delaware
245.	Host CAD Business Trust	Maryland
246.	Host California Corporation	Delaware
247.	Host Cambridge GP LLC	Delaware
248.	Host Capitol Hill LLC	Delaware
249.	Host Cincinnati Hotel LLC	Delaware
250.	Host Cincinnati II LLC	Delaware
251.	Host City Center GP LLC	Delaware
252.	Host CLP Business Trust	Maryland
253.	Host CLP LLC	Delaware
254.	Host Copley GP LLC	Delaware
255.	Host Dallas Quorum Ground GP LLC	Delaware
256.	Host Dallas Quorum Ground LP	Delaware
257.	Host Denver Hotel Company	Delaware
258.	Host Denver LLC	Delaware
259.	Host DSM Limited Partnership	Delaware
260.	Host Financing LLC	Delaware
261.	Host FJD Business Trust	Maryland
262.	Host Fourth Avenue LLC	Delaware
263.	Host GH Atlanta GP LLC	Delaware
264.	Host Grand GP LLC	Delaware
265.	Host Hanover Hotel Corporation	Delaware
266.	Host Harbor Island Corporation	Delaware
267.	Host Holding Business Trust	Maryland
268.	Host Hotel Limited	United Kingdom
269.	Host Houston Briar Oaks, L.P.	Delaware
270.	Host Indianapolis GP LLC	Delaware
271.	Host Indianapolis Hotel Member LLC	Delaware
272.	Host Indianapolis I LP	Delaware
273.	Host Indianapolis LP	Delaware
274.	Host Kea Lani GP LLC	Delaware
275.	Host Kierland GP LLC	Delaware
276.	Host Kierland LP	Delaware
277.	Host La Jolla LLC	Delaware
278.	Host Lenox Land GP LLC	Delaware
279.	Host Los Angeles GP LLC	Delaware
280.	Host Los Angeles LP	Delaware
281.	Host Maui GP LLC	Delaware
282.	Host Maui Vacation Ownership LLC	Delaware
283.	Host McDowell GP LLC	Delaware
284.	Host Mission Hills Hotel LP	Delaware
285.	Host Mission Hills II LLC	Delaware
286.	Host Moscone GP LLC	Delaware
287.	Host Needham Hotel LP	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

288.	Host Needham II LLC	Delaware
289.	Host NY Downtown GP LLC	Delaware
290.	Host O’Hare Suites Ground GP LLC	Delaware
291.	Host of Boston, Ltd.	Massachusetts
292.	Host of Houston 1979 LP	Delaware
293.	Host of Houston Ltd.	Texas
294.	Host OP BN GP LLC	Delaware
295.	Host Park Ridge LLC	Delaware
296.	Host Pentagon GP LLC	Delaware
297.	Host PLN Business Trust	Maryland
298.	Host Properties, Inc.	Delaware
299.	Host Realty Hotel LLC	Delaware
300.	Host Realty LLC	Delaware
301.	Host Realty Partnership, L.P.	Delaware
302.	Host Restaurants GP LLC	Delaware
303.	Host Reston GP LLC	Delaware
304.	Host San Diego Hotel LLC	Delaware
305.	Host San Diego LLC	Delaware
306.	Host Santa Clara GP LLC	Delaware
307.	Host SFO GP LLC	Delaware
308.	Host SH Boston Corporation	Massachusetts
309.	Host South Coast GP LLC	Delaware
310.	Host Swiss GP LLC	Delaware
311.	Host Tampa GP LLC	Delaware
312.	Host Times Square GP LLC	Delaware
313.	Host Times Square LP	Delaware
314.	Host UK Business Trust	Maryland
315.	Host Waltham Hotel LP	Delaware
316.	Host Waltham II LLC	Delaware
317.	Host WNY GP LLC	Delaware
318.	Hotel Properties Management, Inc.	Delaware
319.	Hotelera Host San Cristobal Limitada	Chile
320.	Hotels Union Square LLC	Delaware
321.	HST Asia/Australia Asset Manager LLC	Delaware
322.	HST Asia/Australia LLC	Delaware
323.	HST EBT Euro Holdings B.V.	Netherlands
324.	HST GP Euro B.V.	Netherlands
325.	HST GP LAX LLC	Delaware
326.	HST GP Mission Hills LLC	Delaware
327.	HST GP San Diego LLC	Delaware
328.	HST GP South Coast LLC	Delaware
329.	HST GP SR Houston LLC	Delaware
330.	HST I LLC	Delaware
331.	HST II LLC	Delaware
332.	HST III LLC	Delaware
333.	HST Kierland LLC	Delaware
334.	HST Lessee Boston LLC	Delaware
335.	HST Lessee Cincinnati LLC	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

336.	HST Lessee CMBS LLC	Delaware
337.	HST Lessee Denver LLC	Delaware
338.	HST Lessee Indianapolis LLC	Delaware
339.	HST Lessee Keystone LLC	Delaware
340.	HST Lessee LAX LP	Delaware
341.	HST Lessee Mission Hills LP	Delaware
342.	HST Lessee Needham LLC	Delaware
343.	HST Lessee San Diego LP	Delaware
344.	HST Lessee SLT LLC	Delaware
345.	HST Lessee SNYT LLC	Delaware
346.	HST Lessee South Coast LP	Delaware
347.	HST Lessee SR Houston LLC	Delaware
348.	HST Lessee Tucson LLC	Delaware
349.	HST Lessee Waltham LLC	Delaware
350.	HST Lessee West Seattle LLC	Delaware
351.	HST Lessee WNY LLC	Delaware
352.	HST Lessee WSeattle LLC	Delaware
353.	HST LP Euro B.V.	Netherlands
354.	HST LT LLC	Delaware
355.	HST RHP LLC	Delaware
356.	HST Union Square LLC	Delaware
357.	HST WRN LLC	Delaware
358.	HST Sub-Owner LLC	Delaware
359.	IHP Holdings Partnership LP	Pennsylvania
360.	Inversiones y Hotelera Host San Cristobal Limitada	Chile
361.	Ivy Street Hopewell LLC	Delaware
362.	Ivy Street Hotel Limited Partnership	Georgia
363.	Ivy Street LLC	Delaware
364.	JWDC Limited Partnership	Delaware
365.	JWDC LP Holdings Limited Partnership	Delaware
366.	Lauderdale Beach Association	Florida
367.	Market Street Host LLC	Delaware
368.	Marriott Mexico City Partnership, G.P.	Delaware
369.	MDSM Finance LLC	Delaware
370.	MHP Acquisition Corp.	Delaware
371.	MHP II Acquisition Corp.	Delaware
372.	MOHS Corporation	Delaware
373.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
374.	New Market Street LP	Delaware
375.	Pacific Gateway, Ltd.	California
376.	Pacifica Partners Private Limited	Singapore
377.	Philadelphia Airport Hotel Corporation	Pennsylvania
378.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
379.	Philadelphia Airport Hotel LLC	Delaware
380.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
381.	Philadelphia Market Street Hotel Corporation	Delaware
382.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware

EXHIBIT 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation

383.	PM Financial LLC	Delaware
384.	PM Financial LP	Delaware
385.	Potomac Hotel Limited Partnership	Delaware
386.	RHP Foreign Lessee LLC	Delaware
387.	Rockledge Hanover LLC	Delaware
388.	Rockledge HMC BN LLC	Delaware
389.	Rockledge HMT LLC	Delaware
390.	Rockledge Hotel LLC	Delaware
391.	Rockledge Hotel Properties, Inc.	Delaware
392.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
393.	Rockledge Manhattan Beach LLC	Delaware
394.	Rockledge Minnesota LLC	Delaware
395.	Rockledge NY Times Square LLC	Delaware
396.	Rockledge Potomac LLC	Delaware
397.	Rockledge Riverwalk LLC	Delaware
398.	Rockledge Square 254 LLC	Delaware
399.	S.D. Hotels LLC	Delaware
400.	S.D. Hotels, Inc.	Delaware
401.	Santa Clara Host Hotel Limited Partnership	Delaware
402.	Seattle Host Hotel Company LLC	Delaware
403.	Selkirk House (MN) Limited	United Kingdom
404.	SNYT LLC	Delaware
405.	South Coast Host Hotel LP	Delaware
406.	Starlex LP	Delaware
407.	Timeport, L.P.	Georgia
408.	Times Square GP LLC	Delaware
409.	Timewell Group, L.P.	Georgia
410.	W&S Realty Corporation of Delaware	Delaware
411.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
412.	YBG Associates LP	Delaware